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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): May 26, 2000

                                 PremiumWear, Inc.
          ------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

           Delaware                 000-28501             41-0429620
           --------                 ---------             ----------
 (State or other jurisdiction      (Commission          (I.R.S. Employer
      of incorporation)            File Number)        Identification No.)

 5500 Feltl Road
 Minnetonka, Minnesota                                      55343-7902
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code: 1-800-248-0158 or
(952) 979-1700
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Item 1.  Not Applicable.
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Item 2.  Not Applicable.
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Item 3.  Not Applicable.
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Item 4.  Not Applicable.
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Item 5.  Other Events.
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         PremiumWear, Inc. (the "Company") has entered into an Agreement and
Plan of Merger, dated as of May 26, 2000, by and among New England Business Service, Inc., Penguin Sub, Inc. and the Company (the "Merger Agreement") under which NEBS will acquire all outstanding shares of the Company for $13.50 per share, payable in cash. In accordance with the terms of the Merger Agreement, a subsidiary of NEBS will commence a tender offer for all of the outstanding shares of the Company's common stock at $13.50 per share in cash by no later than June 9, 2000. As part of the transaction with NEBS, the Chairman, the executive officers and certain employees of the Company have executed certain amendments to certain Change in Control Severance Agreements and entered into Employment or Consulting Agreements with the Company and NEBS. These agreements are described below. The agreements are also attached as exhibits and incorporated by reference herein.

         Employment Agreements and Change in Control Severance Agreements

         The Company has entered into Change in Control Severance Agreements with David E. Berg, Cynthia L. Boeddeker, James S. Bury, Thomas D. Gleason, Timothy C. Klouda and Dennis G. Lenz (collectively, the "Executives"). The agreements provide, among other things, for a lump sum cash severance payment to the Executives in the event of an involuntary termination of employment in connection with a change in control of the Company, as defined in the agreement, in an amount equal to two times the executives annual compensation. The Change in Control Severance Agreement with the Company's Chairman has substantially the same terms and conditions, except that the severance payment is triggered upon the change in control of the Company, irrespective of termination of employment. Each agreement also requires the Company to continue to provide the Executive, for a period of 24 months, with the benefits and perquisites that were provided to the Executive prior to the qualifying termination of employment. In addition, the agreements with Messrs. Gleason and Berg also provide for the Executive to receive a gross-up payment if the Executive becomes subject to excise tax as a result of any payments that the Executive receives under the agreement, or otherwise, which are determined to be "excess parachute payments." The agreements with the other Executives contain a limitation on the amount of any payments which constitute "excess parachute payments." The Executives who are parties to the Change in Control Severance Agreements, other than Mr. Gleason, have entered into First Amendments to their Change in Control Severance Agreements with the Company in connection with the Merger Agreement, pursuant to which such Executives have waived certain of their rights under their Change in Control Severance Agreements in exchange for new employment agreements.

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         In connection with the Merger Agreement, the Company has entered into
Employment Agreements with each of David E. Berg, Cynthia L. Boeddeker, James S. Bury, Timothy C. Klouda and Dennis G. Lenz effective as of May 26, 2000. The term of the agreements with Mr. Berg and Ms. Boeddeker continue until June 30, 2003 and the agreements with Messrs. Bury, Klouda and Lenz continue until June 30, 2004, unless terminated as provided in the Agreement. The agreements generally provide for a base salary, plus eligibility for an annual executive bonus following the merger with NEBS, which is tied to the performance of the Company and NEBS, and a Special Incentive Plan based on the Company's performance, which will be paid in the form of restricted stock of NEBS for the fiscal years 2001 through 2003. In addition, each of the executives will receive an option grant to purchase shares of NEBS common stock following the merger with NEBS and will be paid the pro rata earned amount under the Company's 2000 Bonus Plan within 60 days after the merger with NEBS. Each of the agreements contains customary employment terms and provides that upon termination of employment by the Company without Cause or by the executive for Good Reason (as defined therein), the executive is entitled to his or her base salary for the remaining term of the Agreement, a pro rata bonus and continued benefits for the severance period, and accelerated vesting of stock options and restricted stock. Each of the executives are subject to customary confidentiality, non-competition and non-solicitation covenants and are entitled to certain indemnification protection.

         In connection with the execution of the Merger Agreement, Mr. Gleason, the Company's Chairman, entered into a consulting agreement with NEBS and the Company (the "Consulting Agreement"). The Consulting Agreement has a term of two years from the date of the Merger Agreement and provides, among other things, that Mr. Gleason will assist the Company in the transition following the Merger. In consideration for his services, Mr. Gleason will receive aggregate consulting and engagement fees of $582,500. The Consulting Agreement also subjects Mr. Gleason to customary confidentiality, non-competition and non-solicitation covenants and provides Mr. Gleason with indemnification protection. The Consulting Agreement supercedes Mr. Gleason's existing Change in Control Severance Agreement with the Company, unless the Merger with NEBS is not completed, in which case the Consulting Agreement will be of no effect, and the Change in Control Severance Agreement will be reinstated.

Item 6.  Not Applicable.
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         Exhibit 99.1            Agreement and Plan of Merger, dated as of May
                                 26, 2000, by and among New England Business
                                 Service, Inc., Penguin Sub, Inc. and
                                 PremiumWear, Inc. (incorporated by reference to Exhibit (d)(1) to the Schedule TO of New England Business Service, Inc. filed on June 9, 2000.

         Exhibit 99.2 Amended and Restated Change in Control Severance Agreement made and entered into by and between PremiumWear and Thomas D. Gleason effective as of April 18, 2000.

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         Exhibit 99.3            Amended and Restated Change in Control
                                 Severance Agreement made and entered into by and between PremiumWear and David E. Berg effective as of May 22, 2000.

         Exhibit 99.4(a)-(e)     Employment Agreements made and entered into
                                 effective as of May 26, 2000 by and between PremiumWear, Inc. and (a) David E. Berg, (b)
                                 Cynthia L. Boeddeker, (c) James S. Bury, (d)
                                 Timothy C. Klouda and (e) Dennis G. Lenz.

         Exhibit 99.5(a)-(e)     First Amendment to Change in Control Severance
                                 Agreement made and entered effective as of May
                                 26, 2000 by and between PremiumWear, Inc. and
                                 (a) David E. Berg, (b) Cynthia L. Boeddeker,
                                 (c) James S. Bury, (d) Timothy C. Klouda and
                                 (e) Dennis G. Lenz.

         Exhibit 99.6 Consulting Agreement, dated as of May 26, 2000, between PremiumWear, Inc., New England Business Service, Inc. and Thomas D. Gleason.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              PremiumWear, Inc.



                              By /s/ James S. Bury
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                                     James S. Bury
                                     Vice President of Finance
Dated:  June 9, 2000

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